EXHBIT 4.1


                           [FORM OF STOCK CERTIFICATE]

                                      WOW
                               WOMEN OF WRESTLING
NUMBER                                                                   SHARES

WOW

                            WOW ENTERTAINMENT, INC.

                                                            SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS
COMMON STOCK           INCORPORATED UNDER THE LAWS OF THE   CUSIP 98211P  10  3
                               STATE OF DELAWARE

THIS CERTIFIES THAT



                                ---------------
                                S P E C I M E N
                                ---------------



IS THE OWNER OF

FULLY PAID AND NON-ASSESABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE,
OF

                            WOW ENTERTAINMENT, INC.

transferable only on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the signatures of its duly authorized officers.

Dated:


/S/ DOUGLAS E. MAY                                          /S/ DAVID B. MCLANE
SECRETARY                                                   PRESIDENT


COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
                 (New York, NY)
BY
                  TRANSFER AGENT AND REGISTRAR

                  AUTHORIZED SIGNATURE

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ON CLASS OF STOCK, THE CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST AND WITHOUT CHARGE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT-            Custodian
                  ------------         --------------
                     (Cust)               (Minor)
                  under Uniform Gifts to Minors
                  Act
                     --------------------------------
                                (State)

UNIF TRF MIN ACT-            Custodian (until age   )
                  ------------         --------------
                     (Cust)               (Minor)
                              under Uniform Transfers
                  ------------
                    (Minor)
                  to Minors Act
                               ----------------------
                                       (State)

    Additional abbreviations may also be used though not in the above list.

For value received,                                         hereby sell,
                   -----------------------------------------
assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

-----------------------------


-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------
                                                                         Shares
-------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------------

                                 ----------------------------------------------
                                 Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED:
                        --------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15


             KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL
             REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE
             ISSUANCE OF A REPLACEMENT CERTIFICATE.